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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -- -- -- -- -- -- --

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 11, 2003


                         Coeur d'Alene Mines Corporation
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               (Exact Name of Registrant as Specified in Charter)

            Idaho                        1-8641                  82-0109423
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


505 Front Ave., P.O. Box "I", Coeur d'Alene, Idaho                  83816
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     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (208) 667-3511
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

      The purpose of this Form 8-K is to revise the following financial information previously reported by Coeur d'Alene Mines Corporation in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002:

Page Number                     Description                        Amount           Corrected
in Form 10-K                                                     Originally           Amount
                                                                  Reported
------------       ----------------------------------            ----------         ---------
p. 26              Annual interest payment on $11.7             $  1.1 million     $  0.8 million
                   million, 7 -1/4% convertible
                   subordinated debentures due 2005

p. 38              Production costs for the year 1999           $  68,896,000      $  66,896,000

p. 53              Retirement of long-term debt and             $  5.0 million     $  4.5 million
                   working capital facility amounts

p. 56              Expenditures for environmental               $  5.7 million     $  5.3 million
                   compliance in 2002

      The filing of this Form 8-K is not a statement or admission by Coeur d'Alene Mines Corporation that any of the corrections contained herein are material.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Coeur d'Alene Mines Corporation

Date:  September 11, 2003             By:  /s/ James A. Sabala
                                           --------------------------------
                                           Name:  James A. Sabala
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


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